Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 6 TO WAIVER AND FORBEARANCE AGREEMENT

This AMENDMENT NO. 6 TO WAIVER AND FORBEARANCE AGREEMENT, dated as of June 27, 2014 (the “Amendment”), is made and entered into by and among (i) Eagle Bulk Shipping Inc. (the “Borrower”) and its subsidiaries (collectively, the “Guarantors”, and together with the Borrower, the “Loan Parties”) and (ii) certain lenders under the Credit Agreement (collectively, the “Lenders”). The Loan Parties and the Lenders party hereto are hereinafter referred to collectively as the “Parties.”

RECITALS

WHEREAS, the Loan Parties and Lenders constituting the “Majority Lenders,” as that term is defined in the Credit Agreement, entered into that certain Waiver and Forbearance Agreement dated as of March 19, 2014 (as subsequently amended, the “Waiver and Forbearance Agreement”).

WHEREAS, on or about March 31, 2014, the Loan Parties disclosed that they had failed to meet the maximum leverage ratio covenant in the Credit Agreement as of December 31, 2013, which covenant was one of the “Acknowledged Potential Defaults” as defined in the Waiver and Forbearance Agreement.

WHEREAS, the Loan Parties have informed the Lenders that certain additional Defaults or Events of Default may occur under the Credit Agreement.

WHEREAS, the Lenders party hereto collectively hold more than 66-2/3% of the revolving and term loans outstanding under the Credit Agreement as of the date hereof and constitute the “Majority Lenders” as that term is defined in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders further amend the Waiver and Forbearance Agreement in certain respects and, subject to the terms and conditions hereof, the Lenders party hereto are willing to agree to such request, but only upon the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.     Terms. Capitalized terms used herein, but not otherwise defined, shall have the meanings given to them in the Waiver and Forbearance Agreement, as amended, or the Credit Agreement, as applicable.

2.     Amendment to Waiver and Forbearance Agreement. The Waiver and Forbearance Agreement is hereby amended as follows:

(a)     Section 1(a) of the Waiver and Forbearance Agreement is hereby amended and restated as follows:

During the Waiver and Forbearance Period (as defined below), the Lenders agree that they will (x) waive the Acknowledged Potential Defaults (excluding the Interest Defaults (defined below)) and (y) not, solely by reason of the Acknowledged Potential Defaults (including, for the avoidance of doubt, the Interest Defaults), (i) exercise any right and remedy that may become available to them under the Credit Agreement, any other Finance Document, or applicable law, or (ii) initiate, join in, or encourage in any way an instruction or direction to the Agent to exercise any rights and remedies under the Credit Agreement, the other Finance Documents or applicable law in connection with the Acknowledged Potential Defaults. As that term is used herein, “Interest Defaults,” means the Events of Default identified on Exhibit A to Amendment No. 6 to Waiver and Forbearance Agreement, dated as of June 27, 2014, by and between the Loan Parties and the Lenders party thereto.

(b)     Section 2(a) of the Waiver and Forbearance Agreement is hereby amended as follows:

(i)	The reference to “June 27, 2014” appearing in subsection (i) is deleted, and replaced with “July 15, 2014”;

(ii)	Subsection (iv) is amended to add the word “or” to the end thereof;

(iii)	The phrase “; or” appearing in subsection (v) is deleted, and replaced with “.”; and

(iv)	Subsection (vi) is deleted in its entirety.

(c)     Schedule 1 to the Waiver and Forbearance Agreement is hereby amended to include the Interest Defaults identified on Exhibit A hereto.

3.     Default Interest. The Parties hereby agree as follows:

(a)     In the event that the Loan Parties fail to pay the Cash Pay Interest (as that term is defined in the Credit Agreement) to the Lenders on the last day of the Interest Period pursuant to Section 8.2(a) of the Credit Agreement, then the Loan Parties acknowledge and agree that interest shall accrue on such Unpaid Sum (as that term is defined in the Credit Agreement) in accordance with Section 8.3(a) of the Credit Agreement.

(b)     The Consenting Lenders agree that, notwithstanding the terms of Section 8.3 of the Credit Agreement, they will not seek payment of such Unpaid Sum or interest accruing thereon and hereby agree to forbear from (i) exercising any rights and remedies with respect thereto available to them under the Credit Agreement, any other Finance Document or applicable law or (ii) initiate, join in, or encourage in any way an instruction or direction to the Agent to exercise any rights and remedies with respect thereto under the Credit Agreement, the other Finance Documents or applicable law until the termination of the Waiver Forbearance Period (as amended by the Prior Amendments and this Amendment). Any Restructuring Support Agreement subsequently entered into by the Parties shall provide for continuation of the forbearance set forth in this clause (b) until the occurrence of a termination event or event of default thereunder.

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(c)     Nothing herein shall affect the continued accrual of Capitalized Interest in accordance with Section 8.2(b) of the Credit Agreement.

4.     Additional Agreements. Schedule 17 of the Credit Agreement is hereby amended to include a new primary account and a new deposit account to be opened and maintained by Eagle Management Consultancy Pte Ltd, which accounts shall not contain funds exceeding 100,000 Singapore dollars in the aggregate at any one time; provided, further, that the Loan Parties shall deliver to the Agent information reasonably necessary to identify such primary and deposit accounts promptly following the opening of such account.

5.     Agreements and Acknowledgements. Each Loan Party hereby agrees, confirms and acknowledges as follows:

(a)     As of the Amendment Effective Date (as defined below), the Borrower is indebted to the Lenders in an aggregate amount of $1,208,601,511, comprised of (i) $20,000,000 in Revolving Loan Commitments and $0 in Revolving Loans outstanding, (ii) $1,129,478,742 in Term Loan Commitments and $1,129,478,742 in Term Loans outstanding, and (iii) $59,122,769 of PIK Loans, plus accrued but unpaid interest, plus the costs and expenses incurred by the Agent and the Lenders and payable under the Finance Documents.

(b)     As of the Amendment Effective Date, each Loan Party continues to be in compliance with all of the terms and provisions set forth in the Waiver and Forbearance Agreement (as amended by the Prior Amendments and this Amendment).

(c)     As of the Amendment Effective Date, the representations and warranties set forth in the recitals hereto and in the Waiver and Forbearance Agreement (as amended by the Prior Amendments) are true and correct with the same effect as though such representations and warranties had been made on the date hereof.

(d)     The Waiver and Forbearance Agreement (as amended by the Prior Amendments and this Amendment) has been duly executed and delivered on each Loan Party’s behalf by a duly authorized officer, and constitutes each Loan Party’s legal, valid and binding obligation enforceable in accordance with its terms.

6.     Effect of Waiver and Forbearance Agreement. Except as specifically amended hereby, the terms and provisions of the Waiver and Forbearance Agreement (as amended by the Prior Amendments) are in all other respects ratified and confirmed and remain in full force and effect without modification or limitation. This Amendment is not intended to be, nor shall it be construed to create, a novation, a waiver or accord and satisfaction of the Waiver and Forbearance Agreement or any obligations thereunder. No reference to this Amendment need be made in any notice, writing or other communication relating to the Waiver and Forbearance Agreement, and any such reference to the Waiver and Forbearance Agreement is deemed a reference thereto as amended by this Amendment.

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7.     Condition Precedent to Amendment Effective Date. This Amendment shall not become effective unless and until each of the following occurs (the date on which each of the following occurs, the “Amendment Effective Date”):

(a)     The Amendment is duly executed by the Parties, including Lenders constituting the “Majority Lenders” under the Credit Agreement.

(b)     The Loan Parties pay any outstanding fees and expenses incurred by Paul, Weiss, Rifkind, Wharton & Garrison LLP, and Houlihan Lokey Capital, Inc., as advisors to the Lenders, in accordance with the terms of their respective engagement letters, that were invoiced to the Borrower on or before June 25, 2014.

8.     Release.

In consideration of the agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Loan Party, on behalf of itself and its successors and assigns, and its present and former members, affiliates, employees, agents, officers, directors, shareholders, legal representatives and other representatives (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged each of the Lenders, and each Lender’s respective successors and assigns, and past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the “Released Parties”), of and from any and all manner of action and actions, cause and causes of action, claims, demands, suits, damages and any and all other claims, counterclaims, defenses, rights of setoff, demands and liabilities whatsoever (each, a “Claim” and collectively, the “Claims”) of every kind and nature, whether in law, equity or otherwise, known or unknown, fixed or contingent, joint and/or several, secured or unsecured, liquidated or unliquidated, suspected or unsuspected, which any Releasing Party may now or hereafter own, hold, have or claims to have against the Released Parties, in their capacities as such under the Credit Agreement or other Finance Documents, for, upon, or by reason of any circumstance, action, fact, event or omission or other matter occurring at or from any time prior to and including the Amendment Effective Date in any way arising out of, connected with or relating to this Amendment, the Waiver and Forbearance Agreement, the Credit Agreement, any other Finance Document and the transactions contemplated thereby or hereunder; provided, however, that no Released Party shall be released from any act or omission that constitutes gross negligence, fraud or wilful misconduct.

9.     Governing Law; Jurisdiction; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without reference to the conflicts or choice of law provisions thereof. Each of the Parties hereby consents and agrees that the jurisdiction provisions of the Credit Agreement shall govern any action, claim or other proceeding in respect of this Amendment or any matters arising out of or related thereto. Each of the Parties hereby waives its respective rights to a jury trial with respect to any action, claim or other proceeding arising out of any dispute in connection with this Amendment, any rights or obligations hereunder, or the performance of such rights and obligations.

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10.     Counterparts. This Amendment may be executed by one or more of the Parties on any number of separate counterparts (including by electronic transmission of signature pages hereto), and all of such counterparts taken together shall be deemed an original and to constitute one and the same instrument.

11.     Reference to Waiver and Forbearance Agreement. All references to the “Waiver and Forbearance Agreement”, “hereunder”, “hereof” or words of like import in the Waiver and Forbearance Agreement shall mean and be a reference to the Waiver and Forbearance Agreement as modified hereby and as may in the future be amended, restated, supplemented or modified from time to time.

12.     No Other Amendment; Reservation of Rights; No Waiver; Finance Document. This Amendment shall be part of the Waiver and Forbearance Agreement and shall constitute a Finance Document as that term is defined in the Credit Agreement. Other than as otherwise expressly provided herein and in the Waiver and Forbearance Agreement, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege, or remedy of the Lenders under this Amendment, the Wavier and Forbearance Agreement, the Credit Agreement, any other Finance Document, or applicable law, nor shall entering into this Amendment preclude the Lenders from refusing to enter into any further amendments, waivers or forbearances with respect to the Credit Agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:	EAGLE BULK SHIPPING INC.

	By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

GUARANTORS:	AVOCET SHIPPING LLC

BITTERN SHIPPING LLC

CANARY SHIPPING LLC

CARDINAL SHIPPING LLC

CONDOR SHIPPING LLC

CRANE SHIPPING LLC

CRESTED EAGLE SHIPPING LLC

CROWNED EAGLE SHIPPING LLC

EGRET SHIPPING LLC

FALCON SHIPPING LLC

GANNET SHIPPING LLC

GOLDEN EAGLE SHIPPING LLC

GOLDENEYE SHIPPING LLC

GREBE SHIPPING LLC

HARRIER SHIPPING LLC

HAWK SHIPPING LLC

IBIS SHIPPING LLC

IMPERIAL EAGLE SHIPPING LLC

JAEGER SHIPPING LLC

JAY SHIPPING LLC

KESTREL SHIPPING LLC

KINGFISHER SHIPPING LLC

KITE SHIPPING LLC

KITTIWAKE SHIPPING LLC

MARTIN SHIPPING LLC

MERLIN SHIPPING LLC

NIGHTHAWK SHIPPING LLC

ORIOLE SHIPPING LLC

OSPREY SHIPPING LLC

OWL SHIPPING LLC

PEREGRINE SHIPPING LLC

PETREL SHIPPING LLC

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

PUFFIN SHIPPING LLC

REDWING SHIPPING LLC

ROADRUNNER SHIPPING LLC

SANDPIPER SHIPPING LLC

SHRIKE SHIPPING LLC

SKUA SHIPPING LLC

SPARROW SHIPPING LLC

STELLAR EAGLE SHIPPING LLC

TERN SHIPPING LLC

THRASHER SHIPPING LLC

THRUSH SHIPPING LLC

WOODSTAR SHIPPING LLC

WREN SHIPPING LLC

GRIFFON SHIPPING LLC

HERON SHIPPING LLC

EAGLE BULK (DELAWARE) LLC

EAGLE SHIPPING INTERNATIONAL
(USA) LLC

By: Eagle Bulk Shipping Inc., its Sole Member

By:	/s/ Adir Katzav
Name: Adir Katzav
Title: Chief Financial Officer

EAGLE MANAGEMENT CONSULTANTS LLC EAGLE SHIP MANAGEMENT LLC

By: Eagle Shipping International (USA) LLC, its Sole Member By: Eagle Bulk Shipping Inc., its Sole Member

By:	/s/ Adir Katzav
Name: Adir Katzav Title: Chief Financial Officer

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

AGALI SHIPPING S.A.

KAMPIA SHIPPING S.A.

MARMARO SHIPPING S.A.

MESTA SHIPPING S.A.

MYLOS SHIPPING S.A.

NAGOS SHIPPING S.A.

RAHI SHIPPING S.A.

SIRIKARI SHIPPING S.A.

SPILIA SHIPPING S.A.

ANEMI MARITIME SERVICES S.A.

By:	/s/ Adir Katzav
Name: Adir Katzav Title: Attorney-In-Fact

EAGLE BULK PTE. LTD. EAGLE MANAGEMENT CONSULTANCY PTE. LTD.

By:	/s/ Adir Katzav
Name: Adir Katzav Title: Attorney-In-Fact

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

LENDERS:

Bank of America, N.A.

By:	/s/ Jonathan M. Barnes
Name:	Jonathan M Barnes
Title:	Vice President

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

LENDER:

Brigade Capital Management, LLC

By:	/s/Aaron Daniels
Name:	Aaron Daniels
Title:	Associate General Counsel

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

LENDER:

Canyon Capital Advisors LLC, on behalfof its participating funds and managed accounts

By:	/s/ Jonathan M. Kaplan
Name:	Jonathan M. Kaplan
Title:	Authorized Signatory

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC,

By:	/s/ Dennis Lafferty
Name:	Dennis Lafferty
Title:	Managing Director

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

LENDER: Merrill Lynch Credit Products, LLC

By:	/s/ Jonathan M Barnes
Name:	Jonathan M Barnes
Title:	Vice President

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

LENDER: Midtown Acquisitions L.P.

By:	/s/ Shulamit Leviant
Name:	Shulamit Leviant
Title:	Authorized Signatory

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

LENDER: Onex Debt Opportunity Fund, Ltd.

By: Onex Credit Partners, LLC, its investment manager

By:	/s/ Kevin Connors
Name:	Kevin Connors
Title:	Portfolio Manger

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

LENDER: OCP Investment Trust

By: Onex Credit Partners, LLC, its manager

By:	/s/ Kevin Connors
Name:	Kevin Connors
Title:	Portfolio Manger

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

LENDER: PANNING MASTER FUND, LP By: Panning Capital Management LP, its investment manager

By:	/s/ William Kelly
Name:	William Kelly
Title:	COO

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

LENDER:

Oaktree Value Opportunities Fund, L.P.		Oaktree Huntington Investment Fund, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.	By:	Oaktree Huntington Investment Fund GP, L.P.
Its:	General Partner	Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.	By:	Oaktree Huntington Investment Fund GP Ltd.
Its:	General Partner	Its:	General Partner

By:	Oaktree Capital Management, L.P.	By:	Oaktree Capital Management, L.P.
Its:	Director	Its:	Director

By:	/s/ Kenneth Liang	By:	/s/ Kenneth Liang
Name:	Kenneth Liang	Name:	Kenneth Liang
Title:	Managing Director	Title:	Managing Director

By:	/s/ Mahesh Balakrishnan	By:	/s/ Mahesh Balakrishnan
Name:	Mahesh Balakrishnan	Name:	Mahesh Balakrishnan
Title:	Senior Vice President	Title:	Senior Vice President

Oaktree Opportunities Fund VIIIb Delaware, L.P.		Oaktree Opps 9 HoldCo Ltd.
Oaktree Opps IX (Parallel 2) HoldCo Ltd.
By:	Oaktree Fund GP, LLC	Oaktree VOF (Cayman) 1 CTB Ltd.
Its:	General Partner	Oaktree Huntington (Cayman) 5 CTB Ltd.
Oaktree Opps VIII (Cayman) 3 CTB Ltd.
Oaktree Opps IX Parallel (Cayman) 1 CTB Ltd.
By:	Oaktree Fund GP I, L.P.	Oaktree Opps IX (Cayman) 1 CTB Ltd.
Its:	Managing Member	Oaktree Opps IX Parallel 2 (Cayman) 1 CTB Ltd.

By:	/s/ Kenneth Liang	By:	Oaktree Capital Management, L.P.
Name:	Kenneth Liang	Their:	Director
Title:	Authorized Signatory
		By:	/s/ Kenneth Liang
By:	/s/ Mahesh Balakrishnan	Name:	Kenneth Liang
Name:	Mahesh Balakrishnan	Title:	Managing Director
Title:	Authorized Signatory
		By:	/s/ Mahesh Balakrishnan
		Name:	Mahesh Balakrishnan
		Title:	Senior Vice President

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

LENDER:

BlueBay Asset Management LLP, acting

as agent for and on behalf of BlueBay

Funds Management Company S.A.,

acting in its capacity as the management

company of BlueBay Specialised Funds in

respect of Global Unconstrained High

Yield (Master) Fund

BlueBay Asset Management LLP, acting

as agent for and on behalf of BlueBay

Funds Management Company S.A.,

acting in its capacity as the management

company of BlueBay Specialised Funds in

respect of Credit Opportunity (Master)

Fund

BlueBay Asset Management LLP, acting

as agent for and on behalf of BlueBay

Distressed Opportunities (Master) Fund

Limited

BlueBay Asset Management LLP, acting

as agent for and on behalf of BlueBay

Structured Funds - Global Multi-Asset

Credit Fund

By:	/s/ Timothy Horan
Name:	Timothy Horan
Title:	Credit Analyst

[signature page to Amendment No. 6 to Waiver and Forbearance Agreement]

Exhibit A:

Interest Defaults

1.	An Event of Default arising under Section 26.1 of the Credit Agreement, due to the failure to make the Cash Pay Interest payment scheduled for June 30, 2014 on or before such date.

2.	Any related Event of Default with respect to the foregoing.